Exhibit 99 (a)
News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311          Fax:  (518) 381-3668
Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President and
Chief Risk Officer
(518) 381-3693

FOR IMMEDIATE RELEASE:
TrustCo is Pleased to Report Second Quarter 2020 Results;
Net Income of $11.3 Million and 7.6% Average Residential Loan Growth Year over Year
Glenville, New York – July 21, 2020

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) • TrustCo Bank Corp NY today announced second quarter 2020 net income of $11.3 million or $0.117 diluted earnings per share, and $24.6 million or $0.254 diluted earnings per share for the six months ended June 30, 2020.
Summary
Robert J. McCormick, Chairman, President and Chief Executive Officer noted, “As we continue to navigate COVID-19 and its effects on our families and neighbors, I’d like to reaffirm Trustco Bank’s commitment to serving our communities through careful financial management and high-quality service. This enduring mission guides us as we respond to this situation by providing you with the information, support, and advice you need to manage your finances in this market and plan for your future. We continue to remain thankful to those on the front lines from medical centers to food banks that are providing the essential services for those affected physically, emotionally, and financially by COVID-19.”
TrustCo’s designated Coronavirus (“COVID-19”) Fund, donating time and financial support to front line organizations across the communities, and the COVID-19 Financial Relief Program, providing support to our borrowers experiencing economic hardships by offering loan deferrals, continues to be an asset for our customers experiencing financial challenges during this time.
TrustCo is taking every precaution possible to keep our employees and customers safe during this time.  The bank continues to implement important policies, including minimizing contact between employees and customers by requiring face masks, installing clear barriers, and separating banking departments from one another. As recommended by the CDC, cleaning procedures continue to be augmented and protective sanitation items are always available.

Page	1

We also continue to closely monitor the impact of the pandemic on our business and results of operations.    As of June 30, 2020, we had 668 residential loans in deferral totaling $145 million, and 90 commercial loans in deferral totaling $45 million.  This represents 4.5% of total outstanding loans.  We are encouraged to see that a number of residential and commercial loans had already re-started making regular loan payments prior to the end of the quarter.  Additionally, the bank has funded 663 Paycheck Protection Program (“PPP”) loans totaling $46 million.
The second quarter of 2020 saw continued loan and deposit growth. Our focus on traditional lending criteria and conservative balance sheet management has produced consistent earnings while maintaining strong liquidity and growing capital. This approach allowed us to continue to expand our business and take advantage of changes in market and competitive conditions.  As mentioned last quarter, the pandemic has created an uncertain future, and we believe we continue to be well-positioned to help our customers through this economic disruption and turmoil.  We also continue to hire across our locations for all levels of staff.  As we enter the second half of 2020 and beyond, management views the Bank as well-positioned to deploy its existing liquidity into our residential loan portfolio and we will continue to closely monitor how the current market conditions change.
TrustCo saw average loans grow 7.0% in the second quarter of 2020 compared to the second quarter of 2019.  Year over year, loan portfolio expansion was funded by a combination of utilizing a portion of our strong cash balances, cash flow from investments, and the  growth in funding from customer deposits.  Total average deposits are up $276.2 million or 6.2% in the second quarter 2020 compared to the prior year.
Details
Average loans were up $270.5 million or 7.0% in the second quarter 2020 over the same period in 2019.  Average residential loans, our primary lending focus, were up $257.2 million or 7.6% in the second quarter 2020, over the same period in 2019.  Average deposits are up $276.2 million or 6.2% for the second quarter 2020 over the same period a year earlier.  The increase in deposits was the result of a $321.2 million or 10.7% increase total average core deposit accounts, which consist of interest bearing and non-interest bearing checking, savings and money market deposits, for the second quarter 2020 compared to the second quarter 2019.  Within core, checking balances were up $203.5 million or 15.7% (including interest bearing checking and non-interest bearing balances).  Average time deposits decreased $45.0 million or 3.1% for the second quarter 2020 compared to the second quarter 2019.
The cost of interest bearing liabilities decreased to 0.64% in the second quarter 2020 from 0.91% in the second quarter 2019.  A significant portion of our CD portfolio repriced during the last half of 2019 and the first half of 2020, which resulted in lower rates due to market conditions. The net interest margin for the second quarter 2020 was 2.81%, down 30 basis points from 3.11% in the second quarter of 2019 primarily due to federal interest rate cuts over the same period resulting in less interest earned on our short-term funds and variable rate loans.  Additionally, because we offered competitive shorter term rates on our time deposits in the past, we expect cost of interest bearing liabilities to continue to decrease as these reprice at lower rates.

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The Bank continued to demonstrate its ability to grow shareholders’ equity as average equity was up $44.1 million or 8.7% in the second quarter of 2020 compared to the same period in 2019.  Return on average assets and return on average equity for the second quarter 2020 were .82% and 8.21%, respectively, compared to 1.14% and 11.60% for the second quarter 2019.  Improving efficiencies to reduce costs continues to remain a key area of focus.  Total operating expenses decreased by $970 thousand or 3.9% in the second quarter 2020 as compared to the second quarter 2019, driven by decreases in almost all expense categories, with the exception of an increase in occupancy expense.
Asset quality and loan loss reserve measures continued to improve.  Nonperforming loans (NPLs) were $21.9 million at June 30, 2020, compared to $22.1 million at June 30, 2019.  NPLs were 0.52% of total loans at June 30, 2020, compared to 0.57% at June 30, 2019.  The coverage ratio, or allowance for loan losses to NPLs, was 219.5% at June 30, 2020, compared to 200.4% at June 30, 2019.  Nonperforming assets (NPAs) were $22.8 million at June 30, 2020 compared to $24.8 million at June 30, 2019.  The ratio of allowance for loan losses to total loans was 1.15% as of June 30, 2020, compared to 1.14% at June 30, 2019.  The allowance for loan losses was $48.1 million at June 30, 2020 compared to $44.4 million at June 30, 2019.  The provision for loan losses increased to $2.0 million for the second quarter 2020 compared to a credit of $341 thousand in the same period in the prior year, primarily driven by the uncertainty in the current economic environment resulting from COVID-19.  Additionally, in the second quarter of 2019 there was a credit to the provision of loan losses of $541 thousand related to the sale of our credit card portfolio.  The Bank did not adopt “FASB Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“CECL”) as of January 1, 2020 as allowed by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”).  The Bank will adopt CECL as required by the CARES Act at the earlier of the termination of the National Emergency concerning COVID-19 or December 31, 2020.  Net chargeoffs for the second quarter 2020 were $11 thousand versus net recoveries in the second quarter 2019 of $35 thousand.  The annualized net chargeoffs ratio was 0.00% for the second quarter 2020 and 2019.
At June 30, 2020 the tangible equity to tangible asset ratio was 9.74%, compared to 9.85% at June 30, 2019.  Book value per share at June 30, 2020 was $5.73, up 7.7% compared to $5.32 a year earlier.
TrustCo Bank Corp NY is a $5.7 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 148 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2020.
In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss second quarter 2020 results will be held at 9:00 a.m. Eastern Time on July 22, 2020.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10146338.  The call will also be audio webcast at: https://services.choruscall.com/links/trst200722.html, and will be available for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2020, including our expectations regarding the effects of COVID-19 on our financial results and our ability to assist our customers in addressing the effects of COVID-19, our expectations for the repricing of our CD portfolio and the stabilizing of our net interest margin, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by the effects of the COVID-19 pandemic. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the effect of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations; the impact of the actions taken by governmental authorities to contain COVID-19 or address the impact of COVID-19 on the economy, and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; unanticipated effects from the Tax Cut and Jobs Act that may limit its benefits or adversely impact our business;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.
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TRUSTCO BANK CORP NY
GLENVILLE, NY
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)
(Unaudited)
	Three months ended
	6/30/2020		3/31/2020		6/30/2019
Summary of operations
Net interest income (TE)	$37,681		38,554		39,192
Provision (Credit) for loan losses	2,000		2,000		(341)
Net gain on securities transactions	-		1,155		-
Noninterest income, excluding net gain on securities transactions	3,426		4,179		4,914
Noninterest expense	23,932		24,268		24,902
Net income	11,254		13,313		14,667

Per common share
Net income per share:
- Basic	$0.117		0.138		0.152
- Diluted	0.117		0.138		0.151
Cash dividends	0.068		0.068		0.068
Book value at period end	5.73		5.68		5.32
Market price at period end	6.33		5.41		7.92

At period end
Full time equivalent employees	806		813		858
Full service banking offices	148		148		148

Performance ratios
Return on average assets	0.82%		1.03		1.14
Return on average equity	8.21		9.87		11.60
Efficiency (1)	58.30		56.34		55.98
Net interest spread (TE)	2.69		2.91		2.95
Net interest margin (TE)	2.81		3.05		3.11
Dividend payout ratio	58.37		49.41		44.94

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	9.74%		10.42		9.85
Consolidated equity to assets	9.75%		10.43		9.86

Asset quality analysis at period end
Nonperforming loans to total loans	0.52		0.51		0.57
Nonperforming assets to total assets	0.40		0.42		0.47
Allowance for loan losses to total loans	1.15		1.13		1.14
Coverage ratio (3)	2.2	x	2.2	x	2.0	x

(1)	Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income.
(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent
Page	5

FINANCIAL HIGHLIGHTS, Continued
(dollars in thousands, except per share data)
(Unaudited)
	Six months ended
	06/30/20	06/30/19
Summary of operations
Net interest income (TE)	$76,235	78,925
Provision (Credit) for loan losses	4,000	(41)
Net gain on securities transactions	1,155	-
Noninterest income, excluding net gain on securities transactions	7,605	9,551
Noninterest expense	48,200	49,769
Net income	24,567	29,225

Per common share
Net income per share:
- Basic	$0.254	0.302
- Diluted	0.254	0.302
Cash dividends	0.136	0.136
Tangible Book value at period end	5.73	5.32
Market price at period end	6.33	7.92

Performance ratios
Return on average assets	0.92	1.15
Return on average equity	9.04	11.76
Efficiency (1)	57.30	56.04
Net interest spread (TE)	2.80	3.03
Net interest margin (TE)	2.93	3.17
Dividend payout ratio	53.52	45.08

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of building and nonperforming loans).

TE = Taxable equivalent.
Page	6

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)
(Unaudited)
	Three months ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Interest and dividend income:
Interest and fees on loans	$41,665	42,063	42,002	41,923	41,432
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	106	421	609	996	821
State and political subdivisions	2	1	2	2	3
Mortgage-backed securities and collateralized mortgage obligations - residential	1,527	2,113	2,334	2,178	2,152
Corporate bonds	488	238	295	321	272
Small Business Administration - guaranteed participation securities	229	245	253	282	289
Other securities	5	6	6	6	5
Total interest and dividends on securities available for sale	2,357	3,024	3,499	3,785	3,542

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	162	175	184	187	209
Total interest on held to maturity securities	162	175	184	187	209

Federal Reserve Bank and Federal Home Loan Bank stock	192	82	203	81	199

Interest on federal funds sold and other short-term investments	193	1,267	1,635	2,552	3,282
Total interest income	44,569	46,611	47,523	48,528	48,664

Interest expense:
Interest on deposits:
Interest-bearing checking	26	16	21	52	94
Savings	166	233	271	323	367
Money market deposit accounts	862	1,096	1,175	1,177	1,119
Time deposits	5,599	6,391	7,468	7,974	7,512
Interest on short-term borrowings	235	322	347	359	381
Total interest expense	6,888	8,058	9,282	9,885	9,473

Net interest income	37,681	38,553	38,241	38,643	39,191

Less: Provision (Credit) for loan losses	2,000	2,000	200	-	(341)
Net interest income after provision for loan losses	35,681	36,553	38,041	38,643	39,532

Noninterest income:
Trustco Financial Services income	1,368	1,600	1,454	1,517	1,683
Fees for services to customers	1,807	2,315	2,377	2,602	2,611
Net gain on securities transactions	-	1,155	-	-	-
Other	251	264	284	806	620
Total noninterest income	3,426	5,334	4,115	4,925	4,914

Noninterest expenses:
Salaries and employee benefits	11,648	11,373	11,743	11,725	11,711
Net occupancy expense	4,385	4,306	4,399	4,094	4,006
Equipment expense	1,606	1,802	1,768	1,689	1,709
Professional services	1,182	1,481	1,449	1,507	1,568
Outsourced services	1,875	2,075	1,925	1,875	1,875
Advertising expense	601	488	464	494	778
FDIC and other insurance	609	294	259	282	598
Other real estate (income) expense, net	(32)	194	(385)	33	210
Other	2,058	2,255	2,269	2,371	2,447
Total noninterest expenses	23,932	24,268	23,891	24,070	24,902

Income before taxes	15,175	17,619	18,265	19,498	19,544
Income taxes	3,921	4,306	4,358	4,790	4,877

Net income	$11,254	13,313	13,907	14,708	14,667

Net income per common share:
- Basic	$0.117	0.138	0.143	0.152	0.152

- Diluted	0.117	0.138	0.143	0.152	0.151

Average basic shares (in thousands)	96,433	96,727	96,919	96,907	96,822
Average diluted shares (in thousands)	96,437	96,750	97,015	96,977	96,891

Note: Taxable equivalent net interest income	$37,681	38,554	38,243	38,644	39,192

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CONSOLIDATED STATEMENTS OF INCOME, Continued
(dollars in thousands, except per share data)
(Unaudited)
	Six months ended
	06/30/20	06/30/19
Interest and dividend income:
Interest and fees on loans	$83,728	82,685
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	527	1,604
State and political subdivisions	3	4
Mortgage-backed securities and collateralized mortgage obligations - residential	3,640	3,707
Corporate bonds	726	480
Small Business Administration - guaranteed
participation securities	474	586
Other securities	11	10
Total interest and dividends on securities available for sale	5,381	6,391

Interest on held to maturity securities:
Mortgage-backed securities-residential	337	426
Total interest on held to maturity securities	337	426

Federal Reserve Bank and Federal Home Loan Bank stock	274	284

Interest on federal funds sold and other short-term investments	1,460	6,291
Total interest income	91,180	96,077

Interest expense:
Interest on deposits:
Interest-bearing checking	42	215
Savings	399	744
Money market deposit accounts	1,958	1,945
Time deposits	11,990	13,488
Interest on short-term borrowings	557	762
Total interest expense	14,946	17,154

Net interest income	76,234	78,923

Less: (Credit) Provision for loan losses	4,000	(41)
Net interest income after provision for loan losses	72,234	78,964

Noninterest income:
Trustco Financial Services income	2,968	3,416
Fees for services to customers	4,122	5,131
Net gain on securities transactions	1,155	-
Other	515	1,004
Total noninterest income	8,760	9,551

Noninterest expenses:
Salaries and employee benefits	23,021	23,162
Net occupancy expense	8,691	8,173
Equipment expense	3,408	3,611
Professional services	2,663	3,218
Outsourced services	3,950	3,800
Advertising expense	1,089	1,563
FDIC and other insurance	903	1,246
Other real estate expense, net	162	186
Other	4,313	4,810
Total noninterest expenses	48,200	49,769

Income before taxes	32,794	38,746
Income taxes	8,227	9,521

Net income	$24,567	29,225

Net income per common share:
- Basic	$0.254	0.302

- Diluted	0.254	0.302

Average basic shares (in thousands)	96,580	96,784
Average diluted shares (in thousands)	96,593	96,857

Note: Taxable equivalent net interest income	$76,235	78,925

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)
(Unaudited)
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
ASSETS:

Cash and due from banks	$44,726	43,362	48,198	49,526	42,471
Federal funds sold and other short term investments	908,110	492,691	408,648	401,151	517,684
Total cash and cash equivalents	952,836	536,053	456,846	450,677	560,155

Securities available for sale:
U. S. government sponsored enterprises	-	54,970	104,512	164,490	184,448
States and political subdivisions	111	112	162	169	170
Mortgage-backed securities and collateralized mortgage obligations - residential	331,469	352,067	389,517	406,166	354,679
Small Business Administration - guaranteed
participation securities	45,998	46,768	48,511	50,970	53,091
Corporate bonds	54,439	48,564	30,436	40,281	40,467
Other securities	685	685	685	683	685
Total securities available for sale	432,702	503,166	573,823	662,759	633,540

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	16,633	17,720	18,618	19,705	20,667
Total held to maturity securities	16,633	17,720	18,618	19,705	20,667

Federal Reserve Bank and Federal Home Loan Bank stock	5,506	9,183	9,183	9,183	9,183

Loans:
Commercial	231,212	195,805	199,499	192,443	190,507
Residential mortgage loans	3,681,898	3,627,121	3,583,774	3,508,647	3,428,829
Home equity line of credit	254,445	265,753	267,922	273,526	277,559
Installment loans	10,006	10,713	11,001	10,703	9,514
Loans, net of deferred net costs	4,177,561	4,099,392	4,062,196	3,985,319	3,906,409

Less: Allowance for loan losses	48,144	46,155	44,317	44,329	44,365
Net loans	4,129,417	4,053,237	4,017,879	3,940,990	3,862,044

Bank premises and equipment, net	34,042	34,428	34,622	34,168	34,058
Operating lease right-of-use assets	48,712	49,955	51,475	49,618	51,097
Other assets	57,155	52,905	58,876	55,369	56,926

Total assets	$5,677,003	5,256,647	5,221,322	5,222,469	5,227,670

LIABILITIES:
Deposits:
Demand	$612,960	480,255	463,858	453,439	432,780
Interest-bearing checking	1,001,592	895,254	875,672	869,101	888,433
Savings accounts	1,191,682	1,122,116	1,113,146	1,110,947	1,132,308
Money market deposit accounts	666,304	617,198	599,163	570,457	562,318
Time deposits	1,392,769	1,367,005	1,398,177	1,457,223	1,446,428
Total deposits	4,865,307	4,481,828	4,450,016	4,461,167	4,462,267

Short-term borrowings	177,278	148,090	148,666	151,095	166,746
Operating lease liabilities	53,710	54,998	56,553	54,731	56,237
Accrued expenses and other liabilities	27,287	23,546	27,830	29,313	26,790

Total liabilities	5,123,582	4,708,462	4,683,065	4,696,306	4,712,040

SHAREHOLDERS' EQUITY:
Capital stock	100,205	100,205	100,205	100,200	100,180
Surplus	176,437	176,431	176,427	176,395	176,396
Undivided profits	299,239	294,553	288,067	280,542	272,433
Accumulated other comprehensive loss, net of tax	11,936	11,392	4,461	(71)	(1,774)
Treasury stock at cost	(34,396)	(34,396)	(30,903)	(30,903)	(31,605)

Total shareholders' equity	553,421	548,185	538,257	526,163	515,630

Total liabilities and shareholders' equity	$5,677,003	5,256,647	5,221,322	5,222,469	5,227,670

Outstanding shares (in thousands)	96,433	96,433	96,922	96,917	96,822

Page	9

NONPERFORMING ASSETS
(dollars in thousands)
(Unaudited)
6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$571	630	816	888	905
Real estate mortgage - 1 to 4 family	20,215	18,570	18,407	18,275	19,633
Installment	6	24	3	13	1
Total non-accrual loans	20,792	19,224	19,226	19,176	20,539
Other nonperforming real estate mortgages - 1 to 4 family	26	27	29	30	31
Total nonperforming loans	20,818	19,251	19,255	19,206	20,570
Other real estate owned	830	1,284	1,579	2,409	2,625
Total nonperforming assets	$21,648	20,535	20,834	21,615	23,195

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	1,111	1,492	1,614	1,809	1,564
Installment	-	-	-	-	-
Total non-accrual loans	1,111	1,492	1,614	1,809	1,564
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	1,111	1,492	1,614	1,809	1,564
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$1,111	1,492	1,614	1,809	1,564

Total
Loans in nonaccrual status:
Commercial	$571	630	816	888	905
Real estate mortgage - 1 to 4 family	21,326	20,062	20,021	20,084	21,197
Installment	6	24	3	13	1
Total non-accrual loans	21,903	20,716	20,840	20,985	22,103
Other nonperforming real estate mortgages - 1 to 4 family	26	27	29	30	31
Total nonperforming loans	21,929	20,743	20,869	21,015	22,134
Other real estate owned	830	1,284	1,579	2,409	2,625
Total nonperforming assets	$22,759	22,027	22,448	23,424	24,759

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$(6)	1	(1)	(28)	(1)
Real estate mortgage - 1 to 4 family	(27)	140	146	39	(54)
Installment	44	4	67	9	45
Total net (recoveries) chargeoffs	$11	145	212	20	(10)

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	-	(2)	(1)	-	(25)
Installment	-	19	1	16	-
Total net (recoveries) chargeoffs	$-	17	-	16	(25)

Total
Commercial	$(6)	1	(1)	(28)	(1)
Real estate mortgage - 1 to 4 family	(27)	138	145	39	(79)
Installment	44	23	68	25	45
Total net (recoveries) chargeoffs	$11	162	212	36	(35)

Asset Quality Ratios

Total nonperforming loans (1)	$21,929	20,743	20,869	21,015	22,134
Total nonperforming assets (1)	22,759	22,027	22,448	23,424	24,759
Total net (recoveries) chargeoffs (2)	11	162	212	36	(35)

Allowance for loan losses (1)	48,144	46,155	44,317	44,329	44,365

Nonperforming loans to total loans	0.52%	0.51%	0.51%	0.53%	0.57%
Nonperforming assets to total assets	0.40%	0.42%	0.43%	0.45%	0.47%
Allowance for loan losses to total loans	1.15%	1.13%	1.09%	1.11%	1.14%
Coverage ratio (1)	219.5%	222.5%	212.4%	210.9%	200.4%
Annualized net chargeoffs to average loans (2)	0.00%	0.02%	0.02%	0.00%	0.00%
Allowance for loan losses to annualized net chargeoffs (2)	1094.2	x	71.2	x	52.3	x	307.8	x	-316.9	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1) At period-end
(2) For the period ended

Page	10

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL
(dollars in thousands) (Unaudited)	Three months ended June 30, 2020			Three months ended June 30, 2019
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$23,291	106	1.83%	$160,197	821	2.05%
Mortgage backed securities and collateralized mortgage obligations - residential	333,122	1,527	1.83	342,678	2,152	2.51
State and political subdivisions	110	2	7.90	168	4	9.52
Corporate bonds	51,494	488	3.79	33,793	272	3.22
Small Business Administration - guaranteed participation securities	45,260	229	2.03	54,254	289	2.13
Other	685	5	2.92	686	5	2.92

Total securities available for sale	453,962	2,357	2.08	591,776	3,543	2.39

Federal funds sold and other short-term Investments	727,006	193	0.11	545,724	3,282	2.41

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	17,199	162	3.75	21,155	209	3.95

Total held to maturity securities	17,199	162	3.75	21,155	209	3.95

Federal Reserve Bank and Federal Home Loan Bank stock	9,332	192	8.23	9,173	199	8.68

Commercial loans	223,002	2,610	4.68	189,870	2,546	5.36
Residential mortgage loans	3,653,342	36,365	3.98	3,396,149	35,179	4.14
Home equity lines of credit	260,029	2,515	3.89	279,622	3,503	5.01
Installment loans	10,044	175	7.02	10,310	204	7.91

Loans, net of unearned income	4,146,417	41,665	4.02	3,875,951	41,432	4.28

Total interest earning assets	5,353,916	44,569	3.33	5,043,779	48,665	3.86

Allowance for loan losses	(46,832)			(44,841)
Cash & non-interest earning assets	195,815			177,019

Total assets	$5,502,899			$5,175,957

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$953,299	26	0.01%	$879,732	94	0.04%
Money market accounts	641,593	862	0.54	553,708	1,119	0.81
Savings	1,167,844	166	0.06	1,138,107	367	0.13
Time deposits	1,392,136	5,599	1.62	1,437,097	7,512	2.09

Total interest bearing deposits	4,154,872	6,653	0.64	4,008,644	9,092	0.91
Short-term borrowings	172,834	235	0.55	162,690	381	0.94

Total interest bearing liabilities	4,327,706	6,888	0.64	4,171,334	9,473	0.91

Demand deposits	548,178			418,215
Other liabilities	75,603			79,056
Shareholders' equity	551,412			507,352

Total liabilities and shareholders' equity	$5,502,899			$5,175,957

Net interest income, tax equivalent		37,681			39,192

Net interest spread			2.69%			2.95%

Net interest margin (net interest income to total interest earning assets)			2.81%			3.11%

Tax equivalent adjustment		-			(1)

Net interest income		37,681			39,191

Page	11

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued
(Unaudited) (dollars in thousands)	Six months ended June 30, 2020			Six months ended June 30, 2019
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$57,830	527	1.82%	$157,244	1,604	2.04%
Mortgage backed securities and collateralized mortgage obligations - residential	352,445	3,640	2.07	308,034	3,707	2.41
State and political subdivisions	112	4	7.74	168	6	7.14
Corporate bonds	39,913	726	3.64	30,347	480	3.16
Small Business Administration - guaranteed participation securities	46,339	474	2.05	55,648	586	2.11
Other	685	11	3.21	685	10	2.92

Total securities available for sale	497,324	5,382	2.16	552,126	6,393	2.32

Federal funds sold and other short-term Investments	569,541	1,460	0.52	524,468	6,291	2.40

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	17,671	337	3.81	21,594	426	3.95

Total held to maturity securities	17,671	337	3.81	21,594	426	3.95

Federal Reserve Bank and Federal Home Loan Bank stock	9,258	274	5.92	9,064	284	6.27

Commercial loans	210,524	5,152	4.89	191,793	5,129	5.35
Residential mortgage loans	3,627,535	72,826	4.02	3,385,628	70,043	4.14
Home equity lines of credit	262,745	5,383	4.12	282,892	7,040	4.98
Installment loans	10,380	367	7.11	11,099	473	8.52

Loans, net of unearned income	4,111,184	83,728	4.08	3,871,412	82,685	4.27

Total interest earning assets	5,204,978	91,181	3.51	4,978,664	96,079	3.86

Allowance for loan losses	(45,676)			(44,894)
Cash & non-interest earning assets	194,718			176,518

Total assets	$5,354,020			$5,110,288

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$912,226	42	0.01%	$880,101	215	0.05%
Money market accounts	627,897	1,958	0.63	535,950	1,945	0.73
Savings	1,142,201	399	0.07	1,149,064	744	0.13
Time deposits	1,381,025	11,990	1.75	1,395,361	13,488	1.93

Total interest bearing deposits	4,063,349	14,389	0.71	3,960,476	16,392	0.83
Short-term borrowings	163,251	557	0.69	160,893	762	0.95

Total interest bearing liabilities	4,226,600	14,946	0.71	4,121,369	17,154	0.83

Demand deposits	503,327			407,926
Other liabilities	77,303			79,814
Shareholders' equity	546,790			501,179

Total liabilities and shareholders' equity	$5,354,020			$5,110,288

Net interest income, tax equivalent		76,235			78,925

Net interest spread			2.80%			3.03%

Net interest margin (net interest income to total interest earning assets)			2.93%			3.17%

Tax equivalent adjustment		(1)			(2)

Net interest income		76,234			78,923

Page	12

Non-GAAP Financial Measures Reconciliation
Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.
The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of nonperforming loans and securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.
We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(dollars in thousands, except per share amounts)
(Unaudited)
	6/30/2020	3/31/2020	6/30/2019

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$5,677,003	5,256,647	5,227,670
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	5,676,450	5,256,094	5,227,117

Equity (GAAP)	553,421	548,185	515,630
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	552,868	547,632	515,077
Tangible Equity to Tangible Assets (Non-GAAP)	9.74%	10.42%	9.85%
Equity to Assets (GAAP)	9.75%	10.43%	9.86%

	Three months ended			Six months ended
Efficiency Ratio	6/30/2020	3/31/2020	6/30/2019	6/30/2020	6/30/2019

Net interest income (fully taxable equivalent) (Non-GAAP)	$37,681	38,554	39,192	$76,235	78,925
Non-interest income (GAAP)	3,426	5,334	4,914	8,760	9,551
Less: Net gain on securities	-	1,155	-	1,155	-
Revenue used for efficiency ratio (Non-GAAP)	41,107	42,733	44,106	83,840	88,476

Total noninterest expense (GAAP)	23,932	24,268	24,902	48,200	49,769
Less: Other real estate expense (income), net	(32)	194	210	162	186
Expense used for efficiency ratio (Non-GAAP)	23,964	24,074	24,692	48,038	49,583

Efficiency Ratio	58.30%	56.34%	55.98%	57.30%	56.04%

Page	13